EXHIBIT 10

Consents of Independent Auditors and Independent Registered Public Accounting Firm

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in this Pre-Effective Amendment No. 2 to Registration Statement No. 333-206889 of Ameritas Life Insurance Corp. Separate Account VA-2 on Form N-4 of our report dated March 25, 2015 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska and includes an emphasis of matter paragraph relating to the merger of Acacia Life Insurance Company and The Union Central Life Insurance Company into Ameritas Life Insurance Corp. under a statutory merger effective July 1, 2014) relating to the statutory basis financial statements of Ameritas Life Insurance Corp., appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Services” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

November 25, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Pre-Effective Amendment No. 2 to Registration Statement No. 333-206889 of Ameritas Life Insurance Corp. Separate Account VA-2 on Form N-4 of our report dated March 6, 2015, relating to the financial statements and financial highlights of the subaccounts of Ameritas Life Insurance Corp. Separate Account VA-2, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Services” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

November 25, 2015